UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2009 (March 12, 2009)

EPIC ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-31357	94-3363969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Lake Robbins Dr., Suite 160
The Woodlands, Texas 77380
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code (281)-419-3742

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities
To the extent applicable, the contents of Item 5.02(d) below are incorporated into this Item 3.02 by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Officers.

(a) Not applicable.

(b) Not applicable

(c) Not applicable.

(d) Effective March 12, 2009, the Board of Directors of Epic Energy Resources, Inc. (the “Company”) elected Martin Lipper and Tamer El-Rayess to serve on as directors of the Company.  At the time of filing this Current Report on Form 8-K, neither Mr.Lipper nor Mr. El-Rayess had been elected nor designated to serve on a committee of the Board of Directors and neither is a party to any transaction with the Company that exceeds $120,000, and in which he had or will have a direct or indirect material interest.

                 As members of the Board of Directors of the Company, both Mr. Lipper and Mr. El-Rayess will receive compensation, prorated for the remainder of 2009, that includes an annual cash retainer of $21,000, payable quarterly, and an annual grant of 25,000 stock options with an exercise price equal to the closing price of the Company's common stock on the date granted, and becoming exercisable on the Company’s determination that it achieved EBITDA of $8,500,000 for 2009.  The options expire ten years from the date of grant or upon the Company’s determination that it did not achieve EBITDA of $8,500,000 for 2009.

These issuances were granted based on exemptions from registration under the Securities Act of 1933, as amended (the  “Securities Act”), and applicable state laws pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D.  These issuances qualified for this exemption from registration because (i) the Company did not engage in any general solicitation or advertising to market the securities; (ii) the purchaser was provided the opportunity to ask questions and receive answers from the Company regarding the issuance; (iii) the securities were issued to a person with knowledge and experience in financial and business matters so that he is capable of evaluating the merits and risks of an investment in the Company; and (iv) the purchasers received “restricted securities.”

(e) Not applicable.

Item 7.01.  Regulation FD Disclosure.

On March 17, 2009, the Company issued a press release entitled “EPiC Strengthens its Board of Directors With New Appointments.”  A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Item 9.01.   Financial Statements and Exhibits.

Exhibit 99.1                                Press Release dated March 17, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIC ENERGY RESOURCES, INC.

Date: March 18, 2009	By:	/s/ Michael Kinney
Michael Kinney,
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press Release dated March 17, 2009